Style Select Series

Supplement to Prospectus dated March 2, 1998

The following information supplements the Prospectus dated March
2, 1998:

Asset Protection Plan (optional)

Anchor National Life Insurance Company (the "Life Company") offers an Asset Protection Plan to certain investors in the Portfolios. The benefits of this optional coverage payable at death will be related to the amounts paid to purchase Portfolio shares and to the value of the Portfolio shares held for the benefit of the insured persons. However, to the extent such purchased shares are redeemed prior to death, coverage with respect to such shares will terminate.

Purchasers of the Asset Protection Plan are required to authorize periodic redemptions of Portfolio shares to pay the premiums for such coverage. Such redemptions will not be subject to contingent deferred sales charges, but will have the same tax consequences as any other Portfolio redemptions.

The Asset Protection Plan will be available to eligible persons who enroll for the coverage within a limited time period after shares in any Portfolio are initially purchased or transferred. In addition, coverage cannot be made available unless the Life Company knows for whose benefit shares are purchased. For instance, coverage cannot be made available for shares registered in the name of your broker unless the broker provides the Life Company with information regarding the beneficial owners of such shares. In addition, coverage is available only to shares purchased on behalf of natural persons under the age of 75 years; coverage is not available with respect to shares purchased for a retirement account. Other restrictions on the coverage apply. This coverage may not be available in all states and may be subject to additional restrictions or limitations. Purchasers of shares should also make themselves familiar with the impact on the Asset Protection Plan coverage of purchasing additional shares, reinvestment of dividends and capital gains distributions and redemptions.

The Life Company is affiliated with the Manager and the Distributor.

Please call 1-800-858-8850 for more information, including the cost of the Asset Protection Plan option.


March 3, 1998